UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) January 24, 2007

RYERSON INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-9117	36-3425828
(Commission File Number)	(I.R.S. Employer Identification No.)

2621 West 15th Place, Chicago, Illinois 60608

(Address Of Principal Executive Offices, including Zip Code)

(773) 762-2121

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01. Other Events.

(a) On January 24, 2007, the Board of Directors of Ryerson Inc. (the “Company”) announced the election of two new executive officers. Anita J. Pickens was named executive vice president reporting to Neil Novich, chairman, CEO and president of the Company. Ms. Pickens will be responsible for a variety of growth initiatives including Global Accounts, corporate marketing and product management areas. Ms. Pickens has held a variety of sales and managerial positions in her 25 years with the Company including service center general manager positions, divisional vice president and vice president of sales. Most recently Pickens has been an integral member of the SAP implementation team. Ms. Pickens received a degree in business management from Indiana University and her MBA from the University of Chicago.

The Company’s Board of Director’s also elected M. Louise Turilli, as vice president and general counsel. Most recently, Ms. Turilli served as vice president and deputy general counsel for Qwest Communications International Inc., based in Denver, Colorado. At Qwest, she led the complex transactions group responsible for mergers and acquisitions, strategic transactions, corporation finance, tax and tax litigation, real estate, and procurement. Prior to Qwest, Ms. Turilli served as vice president and associate general counsel for Bellsouth Corporation in Atlanta, law vice president and assistant secretary for NCR Corporation, and as a partner with a major East Coast law firm. She earned her undergraduate degree from Oberlin College, Ohio, her masters degree from the University of Cincinnati, and her law degree from the University of Connecticut School of Law. Ms. Turilli succeeds Joyce E. Mims, vice president and general counsel, who is retiring effective April 1, 2007. The press release attached hereto as an exhibit is incorporated by reference to this Item 8.01.

(b) On January 24, 2007, the Company issued a press release announcing that on January 24, 2007, its Board of Directors declared a cash dividend of 5 cents per share on the Corporation’s Common Stock and 60 cents per share on the Series A $2.40 Cumulative Convertible Preferred Stock. The dividends will be payable on May 1, 2007, to holders of record of the applicable stock at the close of business on April 12, 2007. The press release attached hereto as an exhibit is incorporated by reference in answer to this Item 8.01.

Item 9.01 Financial Statements and Exhibits

(a)	None

(b)	None

(c)	None

(d)	Exhibit – The Exhibit index included herewith is incorporated herein by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYERSON INC.

Dated: January 25, 2007		/s/ Lily L May
	By:	Lily L. May
	Its:	Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated January 24, 2007